UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2007

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.)

135 East Maumee Street Adrian, Michigan (Address of principal executive office)	49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01      Other Events.

On October 2, 2007, Pavilion Bancorp, Inc. (the “Company”) and First Defiance Financial Corp. (“First Defiance”) issued a joint press release announcing the execution by the Company and First Defiance of an Agreement and Plan of Merger, dated October 2, 2007.

A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in this Current Report. Additional communications by the Company and First Defiance made in connection with the transaction described in the press release are furnished as Exhibit 99.2 to this Current Report.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued October 2, 2007
99.2	Important Points for Employees of the Company

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 3, 2007	PAVILION BANCORP, INC. (Registrant) By: /s/ Mark D. Wolfe —————————————— Mark D. Wolfe Chief Financial Officer